EQUITABLE LIFE INSURANCE COMPANY OF IOWA

                               SEPARATE ACCOUNT A

                         SUPPLEMENT DATED MARCH 31, 1997
                TO PROSPECTUS DATED FEBRUARY 3, 1997, as amended

         The following sentence is added as a final paragraph to the section of the Prospectus entitled "Performance Information" on page 25:

         The Company may, from time to time, include in its advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.